                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement                [ ] Confidential, for use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14
    a-12

                                AIM ADVISOR FUNDS
                                AIM SERIES TRUST

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
    and 0-11
(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:
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

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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

    AIM ADVISOR FUNDS                                 AIM SERIES TRUST
    AIM REAL ESTATE FUND                            AIM GLOBAL TRENDS FUND

                                                                 August 25, 2003

Dear Shareholder:

         As you may be aware, AMVESCAP PLC, the parent company of your Fund's investment advisor, has undertaken an integration initiative for its North American mutual fund operations. In the first phase of the integration initiative, A I M Distributors, Inc. became the sole distributor for all INVESCO Funds and is now distributor for all INVESCO Funds and the AIM Funds (including your Fund).

         As a result of this integration initiative, the independent trustees of your Board of Trustees believe that your interests would best be served if the AIM Funds and the INVESCO Funds had a unified board of directors/trustees. The attached proxy statement seeks your vote in favor of the persons nominated to serve as trustees.

         The integration initiative also calls for changing the organizational structure of the AIM Funds and the INVESCO Funds. To accomplish this goal, AMVESCAP PLC has recommended that certain series portfolios of AIM Funds with few portfolios be restructured as new series portfolios of existing Delaware statutory trusts. Your Board has approved restructuring your Fund as a new series of an existing Delaware statutory trust. The attached proxy statement seeks your approval of this restructuring.

         Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc. reminding you to vote your shares.

Sincerely,

/s/ Robert H. Graham
    ----------------------
    Chairman and President

                                AIM ADVISOR FUNDS
                              AIM REAL ESTATE FUND

                                AIM SERIES TRUST
                             AIM GLOBAL TRENDS FUND

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                         TO BE HELD ON OCTOBER 21, 2003

         To the Shareholders of each of the series portfolios of AIM Advisor Funds and AIM Series Trust (each, a "Trust," and together, the "Trusts") listed above:

         We cordially invite you to attend our Special Meetings of Shareholders to:

         1. Elect 16 trustees to the Board of Trustees of each Trust, each of whom will serve until his or her successor is elected and qualified.

         2. Approve an Agreement and Plan of Reorganization which provides for the restructuring of AIM Real Estate Fund and AIM Advisor Funds' other series portfolio, AIM International Core Equity Fund, as new series portfolios of AIM Investment Securities Funds, an existing open-end management investment company organized as a Delaware statutory trust and, in connection therewith, the sale of all of AIM Real Estate Fund's assets and the termination of AIM Real Estate Fund as a designated series of AIM Advisor Funds.

         3. Approve an Agreement and Plan of Reorganization which provides for the restructuring of AIM Global Trends Fund as a new series portfolio of AIM Growth Series, an existing open-end management investment company organized as a Delaware statutory trust and, in connection therewith, the sale of all of AIM Global Trends Fund's assets and the termination AIM Global Trends Fund as a designated series of AIM Series Trust.

         4. Transact any other business, not currently contemplated, that may properly come before the Special Meetings, in the discretion of the proxies or their substitutes.

         We are holding the Special Meetings at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

         Shareholders of record of one or more of the Funds as of the close of business on July 25, 2003 are entitled to notice of, and to vote at, the applicable Special Meetings or any adjournment of the Special Meetings.

         WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF EACH TRUST. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETINGS. YOU MAY REVOKE YOUR PROXY AT

ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE APPLICABLE TRUST'S SECRETARY OR BY VOTING IN PERSON AT THE SPECIAL MEETINGS.

/s/ Nancy L. Martin
    ---------------
    Secretary
August 25, 2003

                                AIM ADVISOR FUNDS
                              AIM REAL ESTATE FUND

                                AIM SERIES TRUST
                             AIM GLOBAL TRENDS FUND

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                        SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 21, 2003

                                  INTRODUCTION

         Proposals 1, 2 and 3 that you are being asked to vote on relate to or result from an integration initiative announced on March 27, 2003, by AMVESCAP PLC ("AMVESCAP"), the parent company of A I M Advisors, Inc. ("AIM") and INVESCO Funds Group, Inc. ("INVESCO"), with respect to its North American mutual fund operations. The primary components of AMVESCAP's integration initiative are:

         - Using a single distributor for all AMVESCAP mutual funds in the United States, with A I M Distributors, Inc. ("AIM Distributors"), the distributor for the retail mutual funds advised by AIM (the "AIM Funds"), replacing INVESCO Distributors, Inc. as the distributor for the retail mutual funds advised by INVESCO (the "INVESCO Funds") effective July 1, 2003.

         - Integrating back office support and creating a single platform for back office support of AMVESCAP's mutual fund operations in the United States, including such support services as transfer agency and information technology, with the result that shares of the AIM Funds and shares of the INVESCO Funds generally will be able to be exchanged for shares of the same or a similar class of each other.

         - Rationalizing and streamlining the various AIM Funds and INVESCO Funds, thereby reducing the number of smaller and less efficient funds that compete for limited shareholder assets and consolidating certain funds having similar investment objectives and strategies.

         - Rationalizing the contractual arrangements for the provision of investment advisory and administrative services to the AIM Funds and the INVESCO Funds, with the objective of having AIM become the investment advisor and administrator for each INVESCO Fund.

         - Simplifying the organizational structure of the AIM Funds and the INVESCO Funds so that they are all organized as Delaware statutory trusts, using as few entities as practicable. Proposals 2 and 3 relate to this component of AMVESCAP's integration initiative.

         In considering the integration initiative proposed by AMVESCAP, the directors/trustees of the AIM Funds and the directors of the INVESCO Funds who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds or their advisors determined that the shareholders of both the AIM Funds and the INVESCO Funds would benefit if one set of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, these directors/trustees agreed to combine the separate boards and create a unified board of directors/trustees. Proposal 1 relates to the election of trustees of your Fund.

                INFORMATION ABOUT THE SPECIAL MEETINGS AND VOTING

PROXY STATEMENT

         We are sending you this Proxy Statement and the enclosed proxy card on behalf of the series portfolios of AIM Advisor Funds and AIM Series Trust (each a "Trust," and together, the "Trusts") listed above (each a "Fund," and together, the "Funds") because the Boards of Trustees of the Trusts (the "Boards") are soliciting your proxy to vote at the Special Meetings of Shareholders and at any adjournments of the Special Meetings (collectively, the "Special Meetings"). This Proxy Statement gives you information about the business to be conducted at the Special Meetings. However, you do not need to attend a Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

         The Trusts intend to mail this Proxy Statement, the enclosed Notice of Special Meetings of Shareholders and the enclosed proxy card on or about August 24, 2003 to all shareholders entitled to vote. Shareholders of record of any class of a Fund as of the close of business on July 25, 2003 (the "Record Date") are entitled to vote at the applicable Special Meeting. The number of shares outstanding of each class of each Fund on the Record Date can be found in Exhibit A. Each share of a Fund that you own entitles you to one vote on each proposal set forth in the table below that applies to the Fund (a fractional share has a fractional vote).

         We have previously sent to shareholders the most recent annual report for their Fund, including financial statements, and the most recent semiannual report succeeding the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact A I M Fund Services, Inc., P.O. Box 4739, Houston, TX 77210-4739, or call (800) 347-4246.
We will furnish such report(s) free of charge.

PROPOSAL TABLE

         The following table summarizes each proposal to be presented at the Special Meetings and the Funds whose shareholders the Boards are soliciting with respect to each proposal:

         PROPOSAL                                            AFFECTED FUNDS
         --------                                            --------------
1.  Electing trustees                                          All Funds

2.  Approving an Agreement and Plan of                     AIM Real Estate Fund
    Reorganization to restructure each series
    portfolio of AIM Advisor Funds as a new series
    portfolio of an existing Delaware statutory
    trust

3.  Approving an Agreement and Plan of                    AIM Global Trends Fund
    Reorganization to restructure the sole
    series portfolio of AIM Series Trust as
    a new series portfolio of an
    existing Delaware statutory trust

4.  Considering other matters                                  All Funds

TIME AND PLACE OF SPECIAL MEETINGS

         We are holding the Special Meetings at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

VOTING IN PERSON

         If you do attend a Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call the applicable Trust at (800) 952-3502 if you plan to attend a Special Meeting.

VOTING BY PROXY

         Whether you plan to attend a Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend a Special Meeting and vote.

         If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meetings, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of your Trust as follows and in accordance with management's recommendation on other matters:

         - FOR the election of all 16 nominees for trustees of your Trust.

         - FOR the proposal to approve an Agreement and Plan of Reorganization (the "AAF Plan") to restructure each series portfolio of AIM Advisor Funds as a new series portfolio of an existing Delaware statutory trust.

         - FOR the proposal to approve an Agreement and Plan of Reorganization (the "AST Plan") to restructure the sole series portfolio of AIM Series Trust as a new series portfolio of an existing Delaware statutory trust.

         Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meetings.

         If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the applicable Trust's Secretary in writing to the address of such Trust set forth on the cover page of this Proxy Statement before a Special Meeting that you have revoked your proxy. In addition, although merely attending a Special Meeting will not revoke your proxy, if you are present at a Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meetings in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

         You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement.

QUORUM REQUIREMENT AND ADJOURNMENT

         A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposal 1 for a particular Trust if shareholders entitled to vote one-third of the issued and outstanding shares of such Trust on the Record Date are present at the Special Meetings in person or by proxy. A quorum will exist for Proposals 2 and 3 for a particular Fund if shareholders entitled to vote one-third of the issued and outstanding shares of such Fund on the Record Date are present at the Special Meetings in person or by proxy.

         Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will be entitled to vote your shares even if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

         Abstentions and broker non-votes will count as shares present at the Special Meetings for purposes of establishing a quorum.

         If a quorum is not present at a Special Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such an adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE EACH PROPOSAL

         PROPOSAL 1. The affirmative vote of a plurality of votes cast by the shareholders of a Trust is necessary to elect trustees of that Trust at a Special Meeting, meaning that the trustee nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for trustees, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

         PROPOSAL 2. Approval of Proposal 2 with respect to AIM Real Estate Fund requires the affirmative vote of a majority of the votes cast by shareholders of AIM Real Estate Fund at its Special Meeting. Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of this proposal.

         PROPOSAL 3. Approval of Proposal 3 with respect to AIM Global Trends Fund requires the affirmative vote of a majority of the votes cast by shareholders of AIM Global Trends Fund at its Special Meeting. Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of this proposal.

PROXY SOLICITATION

         The Trusts have engaged the services of Georgeson Shareholder Communications, Inc. ("Solicitor") to assist in the solicitation of proxies for the Special Meetings. Solicitor's costs are estimated to be approximately $93,600. The Trusts expect to solicit proxies principally by mail, but the Trusts or Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Trusts' officers will not receive any additional or special compensation for any such solicitation. Each Fund will pay for its proportionate share of the cost of soliciting proxies, the printing and mailing of this Proxy Statement, the attached Notice of Special Meetings of Shareholders, the enclosed proxy card, and any further solicitation.

OTHER MATTERS

         Management does not know of any matters to be presented at the Special Meetings other than those discussed in this Proxy Statement. If any other matters properly come before the Special Meetings, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

         As a general matter, the Funds do not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of your Fund, you should send such proposal to the applicable Trust at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a meeting of shareholders, the applicable Trust must receive proposals a reasonable time before proxy materials are prepared for the meeting. Your proposal also must comply with applicable law.

         For a discussion of procedures that you must follow if you want to propose an individual for nomination as a trustee, please refer to the section of this Proxy Statement entitled "Proposal 1 - Committees of the Board - Committee on Directors/Trustees."

                                  PROPOSAL 1 -
                              ELECTION OF TRUSTEES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 1?

         Proposal 1 applies to the shareholders of all Funds.

BACKGROUND

         In considering the integration initiative proposed by AMVESCAP, the independent directors/trustees of the AIM Funds and the independent directors of the INVESCO Funds determined that the shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, the Board of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds agreed to combine the separate boards and create a unified board of directors/trustees.

STRUCTURE OF THE BOARD OF TRUSTEES

         Each Board currently consists of 12 persons. Ten of the current trustees are "independent," meaning they are not "interested persons" of the Trusts within the meaning of the 1940 Act. Two of the current trustees are "interested persons" because of their business and financial relationships with the Trusts and AIM, each Trust's investment advisor, and/or AIM's parent, AMVESCAP.

NOMINEES FOR TRUSTEES

         Each Trust's Committee on Directors/Trustees (which consists solely of independent trustees) has approved the nomination of each of the 12 current trustees, as set forth below, to serve as trustee until his or her successor is elected and qualified. In addition, each Trust's Committee on Directors/Trustees has approved the nomination of four new nominees, as set forth below, to serve as trustee until his or her successor is elected and qualified. These four new nominees were nominated to effect as a result of the proposed combination of the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds.

         Each nominee who is a current trustee serves as a director or trustee of the 17 registered investment companies comprising the AIM Funds. Each nominee who is a current trustee oversees 86 portfolios that comprise the AIM Funds. The business address of each nominee who is a current trustee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

         Each new nominee serves as a director of ten registered investment companies comprising the INVESCO Funds. Each new nominee currently oversees 46 portfolios which comprise the INVESCO Funds. The business address of each new nominee is 4350 South Monaco Street, Denver, Colorado 80237.

         If elected, each nominee would oversee a total of 27 registered investment companies currently comprising 132 portfolios.

         NOMINEES WHO CURRENTLY ARE INDEPENDENT TRUSTEES


                                 TRUSTEE               PRINCIPAL OCCUPATION(s)
 NAME AND YEAR OF BIRTH           SINCE                  DURING PAST 5 YEARS                     OTHER DIRECTORSHIP(s) HELD
------------------------      -------------         --------------------------------            ----------------------------
Frank S. Bayley - 1939           2001(1)            Of Counsel, law firm of Baker &             Badgley Funds, Inc.
                                 1997(2)            McKenzie                                    (registered investment
                                                                                                company)

Bruce L. Crockett - 1944         1997(1)            Chairman, Crockett Technology               ACE Limited (insurance
                                 2001(2)            Associates (technology                      company); Captaris, Inc.
                                                    consulting company) and                     (unified messaging provider)
                                                    Captaris, Inc. (unified
                                                    messaging provider)

Albert R. Dowden - 1941          2000(1)            Director of a number of public              Cortland Trust, Inc.
                                 2001(2)            and private business                        (Chairman) (registered
                                                    corporations, including the Boss            investment company); Annuity
                                                    Group, Ltd. (private investment             and Life Re (Holdings), Ltd.
                                                    and management) and Magellan                (insurance company)
                                                    Insurance Company; formerly,
                                                    President, Chief Executive
                                                    Officer and Director, Volvo
                                                    Group North America, Inc.;
                                                    Senior Vice President, AB Volvo
                                                    and director of various
                                                    affiliated Volvo Group companies

Edward K. Dunn, Jr. - 1935       1998(1)            Formerly, Chairman, Mercantile              None
                                 2001(2)            Mortgage Corp.; President and
                                                    Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.

Jack M. Fields - 1952            1997(1)            Chief Executive Officer, Twenty             Administaff
                                 2001(2)            First Century Group, Inc.
                                                    (government affairs company) and
                                                    Texana Timber LP

Carl Frischling - 1937           1997(1)            Partner, law firm of Kramer                 Cortland Trust, Inc.
                                 2001(2)            Levin Naftalis & Frankel LLP                (registered investment company)

Prema Mathai-Davis - 1950        1998(1)            Formerly, Chief Executive                   None
                                 2001(2)            Officer, YWCA of the USA

Lewis F. Pennock - 1942          1997(1)            Partner, law firm of Pennock &              None
                                 2001(2)            Cooper

Ruth H. Quigley - 1935           2001(1)            Retired                                     None
                                 1997(2)

Louis S. Sklar - 1939            1997(1)            Executive Vice President,                   None
                                 2001(2)            Development and Operations,
                                                    Hines Interests Limited
                                                    Partnership (real estate
                                                    development company)

(1)      Denotes service as trustee of AIM Advisor Funds.

(2)      Denotes service as trustee of AIM Series Trust.

         NOMINEES WHO CURRENTLY ARE INTERESTED PERSONS

 NAME, YEAR OF BIRTH AND
POSITION(s) HELD WITH THE         TRUSTEE              PRINCIPAL OCCUPATION(s)
         TRUSTS                    SINCE                 DURING PAST 5 YEARS                     OTHER DIRECTORSHIP(s) HELD
-------------------------      -------------        ------------------------------               --------------------------
Robert H. Graham(1) - 1946     1997(2)              Director and Chairman, A I M                 None
Chairman and President         1998(3)              Management Group Inc. (financial
                                                    services holding company);
                                                    and Director and Vice
                                                    Chairman, AMVESCAP PLC
                                                    (parent of AIM and a global
                                                    investment management firm)
                                                    and Chairman, AMVESCAP PLC -
                                                    AIM Division; formerly,
                                                    President and Chief
                                                    Executive Officer, A I M
                                                    Management Group Inc.;
                                                    Director, Chairman and
                                                    President, A I M Advisors,
                                                    Inc. (registered investment
                                                    advisor); Director and
                                                    Chairman, A I M Capital
                                                    Management, Inc. (registered
                                                    investment advisor), A I M
                                                    Distributors, Inc.
                                                    (registered broker dealer),
                                                    A I M Fund Services, Inc.
                                                    (registered transfer agent),
                                                    and Fund Management Company
                                                    (registered broker dealer);
                                                    and Chief Executive Officer,
                                                    AMVESCAP PLC - Managed
                                                    Products

(1) Mr. Graham is considered an interested person of the Trusts because he is a director of AMVESCAP PLC, parent of the advisor to, and principal underwriter of, the Trusts.

(2)      Denotes service as trustee of AIM Advisor Funds.

(3)      Denotes service as trustee of AIM Series Trust.

 NAME, YEAR OF BIRTH AND
POSITION(s) HELD WITH THE                               PRINCIPAL OCCUPATION(s)
         TRUSTS                   TRUSTEE SINCE           DURING PAST 5 YEARS                      OTHER DIRECTORSHIP(s) HELD
-------------------------         -------------     --------------------------------              ----------------------------
Mark H. Williamson(4) - 1951      2003(5)           Director, President and Chief                  Director of each of the ten
Executive Vice President                            Executive Officer, A I M                       INVESCO Funds
                                                    Management Group Inc.; Director,
                                                    Chairman and President, A I M
                                                    Advisors, Inc. (registered
                                                    investment advisor);
                                                    Director, A I M
                                                    Distributors, Inc.
                                                    (registered broker dealer);
                                                    and Chief Executive Officer
                                                    of the AIM Division of
                                                    AMVESCAP PLC (2003-present);
                                                    formerly, Chief Executive
                                                    Officer, Managed Products
                                                    Division, AMVESCAP PLC
                                                    (2001-2002); Chairman of the
                                                    Board (1998-2002), President
                                                    (1998-2002) and Chief
                                                    Executive Officer
                                                    (1998-2002) of INVESCO Funds
                                                    Group, Inc. (registered
                                                    investment advisor) and
                                                    INVESCO Distributors, Inc.
                                                    (registered broker dealer);
                                                    Chief Operating Officer and
                                                    Chairman of the Board of
                                                    INVESCO Global Health
                                                    Sciences Fund; Chairman and
                                                    Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.;
                                                    and Chairman of NationsBanc
                                                    Investments, Inc.

(4) Mr. Williamson is considered an interested person of the Trusts because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trusts.

(5)      Denotes service as trustee of both AIM Advisor Funds and AIM Series
         Trust.

         NEW NOMINEES WHO WILL BE INDEPENDENT TRUSTEES

                                                        PRINCIPAL OCCUPATION(s)
NAME AND YEAR OF BIRTH                                    DURING PAST 5 YEARS                OTHER DIRECTORSHIP(s) HELD
----------------------                              --------------------------------         --------------------------
Bob R. Baker - 1936                                 Consultant (2000-present);               None
                                                    formerly, President and Chief
                                                    Executive Officer (1988-2000) of
                                                    AMC Cancer Research Center,
                                                    Denver, Colorado; until
                                                    mid-December 1988, Vice
                                                    Chairman of the Board of
                                                    First Columbia Financial
                                                    Corporation, Englewood,
                                                    Colorado; formerly, Chairman
                                                    of the Board and Chief
                                                    Executive Officer of First
                                                    Columbia Financial
                                                    Corporation.

James T. Bunch - 1942                               Co-President and Founder of              None
                                                    Green, Manning & Bunch Ltd.,
                                                    Denver, Colorado (1988-present)
                                                    (investment banking firm);
                                                    Director and Vice President of
                                                    Western Golf Association and
                                                    Evans Scholars Foundation;
                                                    Executive Committee, United
                                                    States Golf Association;
                                                    formerly, General Counsel and
                                                    Director of Boettcher & Co.,
                                                    Denver, Colorado; and formerly,
                                                    Chairman and Managing Partner,
                                                    law firm of Davis, Graham &
                                                    Stubbs, Denver, Colorado.

Gerald J. Lewis - 1933                              Chairman of Lawsuit Resolution           General Chemical Group, Inc.,
                                                    Services, San Diego, California          Hampdon, New Hampshire
                                                    (1987-present); formerly,                (1996-present), Wheelabrator
                                                    Associate Justice of the                 Technologies, Inc. (waste
                                                    California Court of Appeals; and         management company), Fisher
                                                    Of Counsel, law firm of Latham &         Scientific, Inc., Henley
                                                    Watkins, San Diego, California           Manufacturing, Inc.
                                                    (1987-1997).                             (laboratory supplies), and
                                                                                             California Coastal
                                                                                             Properties, Inc.

Larry Soll, Ph.D. - 1942                            Retired; formerly, Chairman of           Synergen Inc. (biotechnology
                                                    the Board (1987-1994), Chief             company)(since
                                                    Executive Officer (1982-1989 and         incorporation in 1982) and
                                                    1993-1994) and President                 Isis Pharmaceuticals, Inc.
                                                    (1982-1989) of Synergen Inc.
                                                    (biotechnology company); and
                                                    formerly, Trustee of INVESCO
                                                    Global Health Sciences Fund.

THE BOARDS' RECOMMENDATION ON PROPOSAL 1

         Your Board, including the independent trustees of each Board, unanimously recommends that you vote "FOR" these 16 nominees.

COMMITTEES OF THE BOARDS

         Each Board has four standing committees: an Audit Committee, an Investments Committee, a Valuation Committee and a Committee on
Directors/Trustees. These committees will remain as part of the combined board.

         AUDIT COMMITTEE

         Each Audit Committee is comprised entirely of independent trustees. The current members of each Audit Committee are Messrs. Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock, Louis S. Sklar, Dr. Prema Mathai-Davis and Miss Ruth H. Quigley. Each Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including resolution of disagreements between each Fund's management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of each Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to each Fund by its independent auditors.

         COMMITTEE ON DIRECTORS/TRUSTEES

         Each Committee on Directors/Trustees is comprised entirely of independent trustees. The current members of each Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. Each Committee on Directors/Trustees is responsible for: (i) nominating persons who are not interested persons of a Trust for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of trustees; (ii) nominating persons who are not interested persons of a Trust for selection as members of each committee of the Board, including, without limitation, the Audit Committee, the Committee on Directors/Trustees, the Investments Committee and the Valuation Committee, and to nominate persons for selection as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the independent trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of a Trust.

         Each Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

         Notice procedures set forth in each Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the applicable Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting. The notice must set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A of the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (a) the name and address of such shareholder, as they appear on the Trust's books, and of such beneficial owner; and (b) the number of shares of each series portfolio of a Trust which are owned of record or beneficially by such shareholder and such beneficial owner.

         INVESTMENTS COMMITTEE

         The current members of each Trust's Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Carl Frischling, Pennock and Sklar (Chair), Dr. Mathai-Davis (Vice Chair) and Miss Quigley. Each Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

         VALUATION COMMITTEE

         The current members of each Trust's Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). Each Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

BOARD AND COMMITTEE MEETING ATTENDANCE

         The following table sets forth information regarding the number of meetings held by each Board and each committee of each Board for each Trust's most recently completed fiscal year. All of the current trustees then serving attended at least 75% of the meetings of each Board or applicable committee held during the most recent fiscal year.

                                                         AUDIT             COMMITTEE ON        INVESTMENTS        VALUATION
                                        BOARD          COMMITTEE        DIRECTORS/TRUSTEES      COMMITTEE         COMMITTEE
AIM ADVISOR FUNDS(1)                   thirteen           six                  five               four               one

AIM SERIES TRUST(2)                      ten             seven                 five               four               one

(1)      Information disclosed is for the fiscal year ended July 31, 2003.

(2)      Information disclosed is for the fiscal year ended December 31, 2002.

TRUSTEE'S COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Information regarding compensation paid or accrued for each trustee of the Trusts who was not affiliated with AIM during the year ended December 31, 2002 is found in Exhibit B.

RETIREMENT PLAN FOR TRUSTEES

         The trustees have adopted a retirement plan for the trustees of the Trusts who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trusts and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received the benefits based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit. Payment of benefits under the plan is not secured or funded by the Trusts.

DEFERRED COMPENSATION AGREEMENTS

         Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trusts, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. Each Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the plan. Each Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of a Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trusts and of each other AIM Fund from which they are deferring compensation.

                                  PROPOSAL 2 -
                            APPROVAL OF THE AAF PLAN
            TO RESTRUCTURE EACH SERIES PORTFOLIO OF AIM ADVISOR FUNDS
          AS A NEW SERIES PORTFOLIO OF AIM INVESTMENT SECURITIES FUNDS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 2?

         Proposal 2 applies only to the shareholders of AIM Real Estate Fund.

BACKGROUND

         AIM Advisor Funds ("AAF"), a Delaware statutory trust, currently is comprised of two series portfolios: AIM International Core Equity Fund and AIM Real Estate Fund. AMVESCAP has identified these two series portfolios as appropriate to be restructured as new series portfolios of AIM Investment Securities Funds, an existing open-end management investment company organized as a statutory trust under the Delaware Statutory Trust Act ("AIS").

         AAF's Board of Trustees (the "AAF Board") has approved the AAF Plan, which provides for a series of transactions to restructure each of AIM International Core Equity Fund and AIM Real Estate Fund (each, a "Current Fund") as a corresponding series (a "New Fund") of AIS. Under the AAF Plan, each Current Fund will transfer all of its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all of the Current Fund's liabilities (collectively, the "AAF

Restructuring"). A form of the AAF Plan relating to the proposed AAF Restructuring is set forth in Appendix I.

         Approval of the AAF Plan with respect to each Current Fund requires the affirmative vote of a majority of the votes cast by the shareholders of that Current Fund on Proposal 2. The Board is soliciting the proxies of the shareholders of AIM Real Estate Fund to vote on the AAF Plan with this Proxy Statement. The Board is soliciting the proxies of the shareholders of AIM International Core Equity Fund to vote on the AAF Plan with a separate proxy statement.

REASONS FOR THE PROPOSED AAF RESTRUCTURING

         The AAF Restructuring is being proposed to simplify the organizational structure and reduce the costs of the AIM Funds. The operations of each New Fund following the AAF Restructuring will be substantially similar to those of its predecessor Current Fund. Restructuring each Current Fund as a New Fund of AIS will have the effect of consolidating the record-keeping, accounting, financial reporting and securities law compliance in a single investment company, which will in turn create greater operating efficiencies for the AIM Funds. AIS, like AAF, operates as an open-end management investment company registered with the SEC under the 1940 Act.

WHAT THE PROPOSED AAF RESTRUCTURING WILL INVOLVE

         To accomplish the AAF Restructuring, each New Fund has been established as a series portfolio of AIS. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the corresponding New Fund in exchange solely for a number of full and fractional classes of shares of the New Fund equal to the number of full and fractional shares of beneficial interest of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of such Current Fund. Upon completion of the AAF Restructuring, each shareholder of each Current Fund will be the owner of full and fractional shares of the corresponding New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. As soon as practicable after the consummation of the AAF Restructuring, each Current Fund will be terminated as a designated series of AAF and AAF will be terminated as a Delaware statutory trust.

         The obligations of AAF and AIS under the AAF Plan are subject to various conditions stated therein. To provide against unforeseen events, the AAF Plan may be terminated or amended at any time prior to the closing of the AAF Restructuring by action of the AAF Board, notwithstanding the approval of the AAF Plan by the shareholders of either Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of either Current Fund. AAF and AIS may at any time waive compliance with any condition contained in the AAF Plan, provided that the waiver does not materially adversely affect the interests of shareholders of either Current Fund.

         The AAF Plan authorizes AAF to acquire one share of each class of each New Fund and, as the sole shareholder of each New Fund prior to the AAF Restructuring, to do each of the following:

         - Approve with respect to each New Fund a new investment advisory agreement with AIM that will be substantially identical to AAF's existing investment advisory agreement with AIM.

         - Approve with respect to AIM International Core Equity Fund a new sub-advisory agreement between AIM and INVESCO Global Asset Management (N.A.), Inc. that will be substantially identical to the existing sub-advisory agreement between AIM and INVESCO Global Asset Management (N.A.), Inc.

         - Approve with respect to each New Fund a new administrative services agreement with AIM that will be substantially identical to AAF's existing administrative services agreement with AIM.

         - Approve with respect to each New Fund a distribution agreement with AIM Distributors. The proposed distribution agreement will provide for substantially identical distribution services as currently provided to each corresponding Current Fund by AIM Distributors.

         - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of each New Fund that will be substantially identical to the corresponding Current Fund's existing distribution plan for that class.

         - Approve with respect to each New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with A I M Fund Services, Inc., each of which currently provides such services to the corresponding Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that exists for the corresponding Current Fund.

         - Ratify the selection of Ernst & Young LLP, the accountants for each Current Fund, as the independent public accountants for each New Fund.

         - Approve such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end management investment company.

         AIS's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each New Fund. Such accounts will be identical in all respects to the accounts currently maintained by AAF's transfer agent for each shareholder of the Current Funds. Shares held in Current Fund accounts will automatically be designated as shares of the New Funds. Certificates for Current Fund shares issued before the AAF Restructuring will represent shares of the corresponding New Fund after the AAF Restructuring. Shareholders of the New Funds will not have the right to demand or require AIS to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Funds will be replicated on the New Fund account. No sales charges will be imposed in connection with the AAF Restructuring.

         Assuming your approval of Proposal 2, AAF currently contemplates that the AAF Restructuring will be consummated on October 29, 2003.

THE FEDERAL INCOME TAX CONSEQUENCES OF THE AAF RESTRUCTURING

         AAF and AIS will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the AAF Restructuring will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for Federal income tax purposes as a result of the AAF Restructuring. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the AAF Restructuring in light of their individual circumstances and as to state and local consequences, if any, of the AAF Restructuring.

APPRAISAL RIGHTS

         Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Funds or the New Funds, as the case may be, at any time before or after the AAF Restructuring.

AIS COMPARED TO AAF

         General

         AIS and AAF are both Delaware statutory trusts. The operations of AIS and AAF, as Delaware statutory trusts, are governed by the terms of their respective Declarations of Trust, Amended and Restated Bylaws and applicable Delaware law.

         Structure of AIS

         AIS is an existing statutory trust established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. AIS has established new series portfolios corresponding to and having identical designations as the series portfolios of AAF. AIS has also established classes with respect to each New Fund corresponding to and having identical designations as the classes of each Current Fund. Each New Fund will have the same investment objectives, policies, and restrictions as its predecessor Current Fund. AIS's fiscal year is the same as that of AAF. No New Fund will have any operations prior to the AAF Restructuring. Initially, AAF will be the sole shareholder of each New Fund.

         As a Delaware statutory trust, AIS's operations are governed by its Amended and Restated Agreement and Declaration of Trust, as amended (the "AIS Declaration"), Amended and Restated Bylaws and applicable Delaware law. Certain issues relating to the form of organization of both AIS and AAF are summarized below. The operations of AIS will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

         Trustees and Officers of AIS

         Subject to the provisions of the AIS Declaration, the business of AIS will be managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of AIS and AAF are identical to one another.

         Certain of the current officers of AAF currently serve as officers of AIS and those current officers of AAF will perform the same functions on behalf of the New Funds and AIS following the AAF Restructuring that they now perform on behalf of AIM Real Estate Fund and AAF.

         Shares of AIS

         The beneficial interests in the New Funds will be represented by transferable shares, par value $0.01 per share. Shareholders do not have the right to demand or require AIS to issue share certificates. The trustees have the power under the AIS Declaration to establish new series and classes of shares. The AIS Declaration permits the trustees to issue an unlimited number of shares of each class and series.

         AIM Real Estate Fund currently has the classes of shares set forth in Exhibit A. AIS has established for each New Fund the classes that currently exist for its predecessor Current Fund. Except as discussed in this Proxy Statement, shares of each class of each New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.

         Liability of Shareholders

         The Delaware Statutory Trust Act provides that shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The AIS Declaration and the AAF Amended and Restated Agreement and Declaration of Trust, as amended, (the "AAF Declaration" and together with the AIS Declaration, the "Declarations of Trust") provide that shareholders of AAF and AIS, as applicable, shall not be subject to any personal liability for acts or obligations of AAF and AIS and that every written agreement, obligation or other undertaking made or issued by AAF and AIS, shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declarations of Trust provide for indemnification out of the property of AAF and AIS, as applicable, for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which AAF and AIS, itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of AAF and AIS, the possibility of AAF and AIS, as applicable, being unable to meet their obligations is considered remote, and even if a claim were brought against AAF or AIS, and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

         Election of Trustees; Terms

         The shareholders of each of AAF and AIS have elected a majority of the trustees of AAF and AIS respectively. Such trustees serve for the life of AAF and AIS, subject to their earlier death, incapacitation, resignation, retirement or removal (see below). In the case of any vacancy on the AAF Board or the AIS's Board of Trustees (the "AIS Board" and together with the AAF Board, the "Boards of Trustees"), a majority of the trustees may appoint a successor to fill such vacancy. The right of the Boards of Trustees to appoint trustees to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

         Removal of Trustees

         A trustee of AAF and AIS may be removed at any time by a written instrument signed by at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of AAF and AIS, respectively.

         Meetings of Shareholders

         AAF and AIS are not required to hold annual meetings of shareholders unless required by the 1940 Act and do not intend to do so. The bylaws of each of AAF and AIS provide that any trustee may call a special meeting of shareholders and the trustees shall call a special meeting of the shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of the outstanding shares of AAF and AIS, as applicable. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

         Liability of Trustees and Officers; Indemnification

         Delaware law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the Declarations of Trust, the trustees and officers of AAF and AIS are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The Declarations of Trust provide for the indemnification of their respective trustees and officers to the extent that such trustees and officers act in good faith and reasonably believe that their conduct is in the best interests of such trust, except with respect to any matter in which it has been determined that such trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

         Termination

         Pursuant to the Declarations of Trust, each of AAF and AIS or any series or class of shares of beneficial interest in such trust may be terminated by: (1) a majority shareholder vote of such trust or the affected series or class, or (2) if there are fewer than 100 shareholders of record of such trust or of such terminating series or class, the trustees pursuant to written notice to the shareholders of such trust or the affected series or class.

         Voting Rights of Shareholders

         The Declarations of Trust grant shareholders power to vote only with respect to the following: (i) election of trustees, provided that a meeting of shareholders has been called for that purpose; (ii) removal of trustees, provided that a meeting of shareholders has been called for that purpose; (iii) termination of such trust or a series or class of its shares of beneficial interest, provided that a meeting of shareholders has been called for that purpose; (iv) sale of all or substantially all of the assets of such trust or one of its investment portfolios; (v) merger or consolidation of such trust or any of its investment portfolios, with certain exceptions; (vi) approval of any amendments to shareholders' voting rights under such Declarations of Trust; and
(vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

         Dissenters' Rights

         Neither Delaware law nor the Declarations of Trust confer upon shareholders rights of appraisal or dissenters' rights.

         Amendments to Organization Documents

         Consistent with Delaware law, the Boards of Trustees may, without shareholder approval, amend their respective Declarations of Trust at any time, except to eliminate any voting rights pertaining to the shares of such trust, without approval of the majority of the shares of such trust. The trustees shall have the power to alter, amend or repeal the bylaws of such trust or adopt new bylaws at any time.

         The foregoing discussion is only a summary of certain of the issues relating to the form of organization of both AIS and AAF. Shareholders should refer to the provisions of the governing documents of AIS and AAF documents and state law directly for more details. Copies of the Declarations of Trust and the Amended and Restated Bylaws of AAF and AIS are available to shareholders without charge upon written request to AAF.

THE BOARD'S RECOMMENDATION ON PROPOSAL 2

         Your Board, including the independent trustees, unanimously recommends that you vote "FOR" this Proposal.

                                  PROPOSAL 3 -
                            APPROVAL OF THE AST PLAN
          TO RESTRUCTURE THE SOLE SERIES PORTFOLIO OF AIM SERIES TRUST
                 AS A NEW SERIES PORTFOLIO OF AIM GROWTH SERIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 3?

         Proposal 3 applies only to the shareholders of AIM Global Trends Fund.

BACKGROUND

         AIM Series Trust ("AST"), a Delaware statutory trust, currently is comprised of one series portfolio: AIM Global Trends Fund. AMVESCAP has identified this series portfolio as appropriate to be restructured as a new series portfolio of AIM Growth Series, an existing open-end management investment company organized as a statutory trust under the Delaware Statutory Trust Act ("AGS").

         AST's Board of Trustees (the "AST Board") has approved the AST Plan, which provides for a series of transactions to restructure AIM Global Trends Fund (the "Current Fund") as a corresponding series (the "New Fund") of AGS. Under the AST Plan, the Current Fund will transfer all of its assets to the New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "AST Restructuring"). A form of the AST Plan relating to the proposed AST Restructuring is set forth in Appendix I.

         Approval of the AST Plan requires the affirmative vote of a majority of the votes cast by the shareholders of the Current Fund on Proposal 3.

REASONS FOR THE PROPOSED AST RESTRUCTURING

         The AST Restructuring is being proposed to simplify the organizational structure and reduce the costs of the AIM Funds. The operations of the New Fund following the AST Restructuring will be substantially similar to those of the predecessor Current Fund. Restructuring the Current Fund as a New Fund of AGS will have the effect of consolidating the record-keeping, accounting, financial reporting and securities law compliance in a single investment company, which will in turn create greater operating efficiencies for the AIM Funds. AGS, like AST, operates as an open-end management investment company registered with the SEC under the 1940 Act.

WHAT THE PROPOSED AST RESTRUCTURING WILL INVOLVE

         To accomplish the AST Restructuring, the New Fund has been established as a series portfolio of AGS. On the closing date, the Current Fund will transfer all of its assets to the corresponding classes of the New Fund in exchange solely for a number of full and fractional classes of shares of the New Fund equal to the number of full and fractional shares of beneficial interest of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, the Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of the Current Fund. Upon completion of the AST Restructuring, each shareholder of the Current Fund will be the owner of full and fractional shares of the New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. As soon as practicable after the consummation of the AST Restructuring, the Current Fund will be terminated as a designated series of AST and AST will be terminated as a Delaware statutory trust.

         The obligations of AST and AGS under the AST Plan are subject to various conditions stated therein. To provide against unforeseen events, the AST Plan may be terminated or amended at any time prior to the closing of the AST Restructuring by action of the AST Board, notwithstanding the approval of the AST Plan by the shareholders of the Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of the Current Fund. AST and AGS may at any time waive compliance with any condition contained in the AST Plan, provided that the waiver does not materially adversely affect the interests of shareholders of the Current Fund.

         The AST Plan authorizes AST to acquire one share of each class of the New Fund and, as the sole shareholder of the New Fund prior to the AST Restructuring, to do each of the following:

         - Approve with respect to the New Fund a new investment advisory agreement with AIM that will be substantially identical to AST's existing investment advisory agreement with AIM.

         - Approve with respect to the New Fund a new administrative services agreement with AIM that will be substantially identical to AST's existing administrative services agreement with AIM.

         - Approve with respect to the New Fund a distribution agreement with AIM Distributors. The proposed distribution agreement will provide for substantially identical distribution services as currently provided to the Current Fund by AIM Distributors.

         - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of the New Fund that will be substantially identical to the Current Fund's existing distribution plan for that class.

         - Approve with respect to the New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with A I M Fund Services, Inc., each of which currently provides such services to the Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that exists for the Current Fund.

         - Ratify the selection of PricewaterhouseCoopers LLP, the accountants for the Current Fund, as the independent public accountants for the New Fund.

         - Approve such other agreements and plans as are necessary for the New Fund's operation as a series of an open-end management investment company.

         AGS's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of the New Fund. Such accounts will be identical in all respects to the accounts currently maintained by AST's transfer agent for each shareholder of the Current Fund. Shares held in Current Fund accounts will automatically be designated as shares of the New Fund. Certificates for Current Fund shares issued before the AST Restructuring will represent shares of the New Fund after the AST Restructuring. Shareholders of the New Fund will not have the right to demand or require AGS to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Fund will be replicated on the New Fund account. No sales charges will be imposed in connection with the AST Restructuring.

         Assuming your approval of Proposal 3, AST currently contemplates that the AST Restructuring will be consummated on November 4, 2003.

THE FEDERAL INCOME TAX CONSEQUENCES OF THE AST RESTRUCTURING

         AST and AGS will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the AST Restructuring will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, the Current Fund, the New Fund and the shareholders of the New Fund will recognize no gain or loss for Federal income tax purposes as a result of the AST Restructuring. Shareholders of the Current Fund should consult their tax advisers regarding the effect, if any, of the AST Restructuring in light of their individual circumstances and as to state and local consequences, if any, of the AST Restructuring.

APPRAISAL RIGHTS

         Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Fund or the New Fund, as the case may be, at any time before or after the AST Restructuring.

AGS COMPARED TO AST

         General

         AGS and AST are both Delaware statutory trusts. The operations of AGS and AST, as Delaware statutory trusts, are governed by the terms of their respective Declarations of Trust, Amended and Restated Bylaws and applicable Delaware law.

         Structure of AGS

         AGS is an existing statutory trust established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. AGS has established a new series portfolio corresponding to and having identical designations as the series portfolio of AST. AGS has also established classes with respect to the New Fund corresponding to and having identical designations as the classes of the Current Fund. The New Fund will have the same investment objectives, policies, and restrictions as the predecessor Current Fund. AGS's fiscal year is the same as that of AST. The New Fund will not have any operations prior to the AST Restructuring. Initially, AST will be the sole shareholder of the New Fund.

         As a Delaware statutory trust, AGS's operations are governed by its Amended and Restated Agreement and Declaration of Trust, as amended (the "AGS Declaration"), Amended and Restated Bylaws and applicable Delaware law. Certain issues relating to the form of organization of both AGS and AST are summarized below. The operations of AGS will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

         Trustees and Officers of AGS

         Subject to the provisions of the AGS Declaration, the business of AGS will be managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of AGS and AST are identical to one another.

         All of the current officers of AST currently serve as officers of AGS and those current officers of AST will perform the same functions on behalf of the New Fund and AGS following the AST Restructuring that they now perform on behalf of AIM Global Trends Fund and AST.

         Shares of AGS

         The beneficial interests in the New Fund will be represented by transferable shares, par value $0.01 per share. Shareholders do not have the right to demand or require AGS to issue share certificates. The trustees have the power under the AGS Declaration to establish new series and classes of shares. The AGS Declaration permits the trustees to issue an unlimited number of shares of each class and series.

         AIM Global Trends Fund currently has the classes of shares set forth in Exhibit A. AGS has established for the New Fund the classes that currently exist for the predecessor Current Fund. Except as discussed in this Proxy Statement, shares of each class of the New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.

         Liability of Shareholders

         The Delaware Statutory Trust Act provides that shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The AGS Declaration and AST's Amended and Restated Agreement and Declaration of Trust, as amended (the "AST Declaration" and together with the AGS Declaration, the "Declarations of Trust") provide that shareholders of AST and AGS, as applicable, shall not be subject to any personal liability for acts or obligations of AST and AGS and that every written agreement, obligation or other undertaking made or issued by AST and AGS, shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declarations of Trust provide for indemnification out of the property of AST and AGS, as applicable, for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which AST and AGS, itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of AST and AGS, the possibility of AST and AGS, as applicable, being unable to meet their obligations is considered remote, and even if a claim were brought against AST or AGS, and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

         Election of Trustees; Terms

         The shareholders of each of AST and AGS have elected a majority of the trustees of AST and AGS respectively. Such trustees serve for the life of AST and AGS, subject to their earlier death, incapacitation, resignation, retirement or removal (see below). In the case of any vacancy on the AST Board or AGS's Board of Trustees (the "AGS Board" and together with the AST Board, the "Boards of Trustees"), a majority of the trustees may appoint a successor to fill such vacancy. The right of the Boards of Trustees to appoint trustees to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

         Removal of Trustees

         A trustee of AST and AGS may be removed at any time by a written instrument signed by at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of AST and AGS, respectively.

         Meetings of Shareholders

         AST and AGS are not required to hold annual meetings of shareholders unless required by the 1940 Act and do not intend to do so. The bylaws of each of AST and AGS provide that any trustee may call a special meeting of shareholders and the trustees shall call a special meeting of the shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of the outstanding shares of AST and AGS, as applicable. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

         Liability of Trustees and Officers; Indemnification

         Delaware law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the Declarations of Trust, the trustees and officers of AST and AGS are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The Declarations of Trust provide for the indemnification of their respective trustees and officers to the extent that such trustees and officers act in good faith and reasonably believe that their conduct is in the best interests of such trust, except with respect to any matter in which it has been determined that such trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

         Termination

         Pursuant to the Declarations of Trust, each of AST and AGS or any series or class of shares of beneficial interest in such trust may be terminated by: (1) a majority shareholder vote of such trust or the affected series or class, or (2) if there are fewer than 100 shareholders of record of such trust or of such terminating series or class, the trustees pursuant to written notice to the shareholders of such trust or the affected series or class.

         Voting Rights of Shareholders

         The Declarations of Trust grant shareholders power to vote only with respect to the following: (i) election of trustees, provided that a meeting of shareholders has been called for that purpose;(ii) removal of trustees, provided that a meeting of shareholders has been called for that purpose; (iii) termination of such trust or a series or class of its shares of beneficial interest, provided that a meeting of shareholders has been called for that purpose; (iv) sale of all or substantially all of the assets of such trust or one of its investment portfolios; (v) merger or consolidation of such trust or any of its investment portfolios, with certain exceptions; (vi) approval of any amendments to shareholders' voting rights under such Declarations of Trust and
(vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

         Dissenters' Rights

         Neither Delaware law nor the Declarations of Trust confer upon shareholders rights of appraisal or dissenters' rights.

         Amendments to Organization Documents

         Consistent with Delaware law, the Boards of Trustees may, without shareholder approval, amend their respective Declarations of Trust at any time, except to eliminate any voting rights pertaining to the shares of such trust, without approval of the majority of the shares of such trust. The trustees shall have the power to alter, amend or repeal the bylaws of such trust or adopt new bylaws at any time.

         The foregoing discussion above is only a summary of certain of the issues relating to the form of organization of both AST and AGS. Shareholders should refer to the provisions of the governing documents of AST and AGS and state law directly for more details. Copies of the Declarations of Trust and the Amended and Restated Bylaws of AST and AGS are available to shareholders without charge upon written request to AST.

THE BOARD'S RECOMMENDATION ON PROPOSAL 3

         Your Board, including the independent trustees, unanimously recommends that you vote "FOR" this Proposal.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee of the AAF Board has appointed Ernst & Young LLP ("E&Y") as such Trust's independent public accountants for the fiscal year ending July 31, 2004. The Audit Committee of the AST Board has appointed PricewaterhouseCoopers LLP ("PwC") as such Trust's independent public accountants for the 2003 fiscal year ending December 31, 2003.

         Representatives of E&Y and PwC are expected to be available at the Special Meetings and to have the opportunity to make a statement and respond to appropriate questions from the shareholders.

         The Audit Committees of the AAF Board and the AST Board have considered whether the provision of the services below is compatible with maintaining the independence of E&Y and PwC, respectively.

FEES PAID TO E&Y RELATED TO AIM ADVISOR FUNDS (FOR 2002 FISCAL YEAR)

         E&Y billed AIM Advisor Funds (consisting of two series portfolios) aggregate fees for professional services rendered for the 2002 fiscal year as follows:

                                                                           FINANCIAL
                                                                      INFORMATION SYSTEMS
                                                                          DESIGN AND          ALL OTHER
        TRUST AND FISCAL YEAR END                   AUDIT FEES        IMPLEMENTATION FEES       FEES*      TOTAL FEES
        -------------------------                   ----------        -------------------       -----      ----------
AIM Advisor Funds (7/31/02)....................      $33,394                 $0                $4,746       $38,140

         * All Other Fees includes fees billed for all other non-audit services, including fees for tax-related services rendered to the AIM Advisor Funds.

FEES PAID TO E&Y NOT RELATED TO AIM ADVISOR FUNDS (FOR 2002 FISCAL YEAR)

         E&Y billed AIM aggregate fees for professional services rendered for the 2002 fiscal year to AIM, or any affiliate that provided services to AIM Advisor Funds, as follows:

                                                         FINANCIAL
                                                    INFORMATION SYSTEMS
                                                        DESIGN AND
        TRUST AND FISCAL YEAR END                   IMPLEMENTATION FEES     ALL OTHER FEES**    TOTAL FEES
        -------------------------                   -------------------     ----------------    ----------
AIM Advisor Funds (7/31/02)....................              $0                $39,340            $39,340

         ** As required by SEC rules, All Other Fees includes amounts paid to E&Y by the Funds' advisor and other related entities that provide support for the operations of AIM Advisor Funds. All Other Fees include services related to tax services and research on accounting consultations. The services performed for the Funds' advisor and related entities benefit many legal entities of AIM, including many sister funds within the investment company complex.

FEES PAID TO PWC RELATED TO AIM SERIES TRUST (FOR 2002 FISCAL YEAR)

         PwC billed AIM Series Trust (consisting of one series portfolio) aggregate fees for professional services rendered for the 2002 fiscal year, as follows:

                                                                           FINANCIAL
                                                                      INFORMATION SYSTEMS
                                                                          DESIGN AND          ALL OTHER
        TRUST AND FISCAL YEAR END                   AUDIT FEES        IMPLEMENTATION FEES       FEES*      TOTAL FEES
        -------------------------                   ----------        -------------------       -----      ----------
AIM Series Trust (12/31/02)....................      $27,420                  $0               $4,438        $31,858

         *All Other Fees Includes fees billed for all other non-audit services, including fees for tax-related services rendered to AIM Series Trust.

FEES PAID TO PWC NOT RELATED TO AIM SERIES TRUST (FOR 2002 FISCAL YEAR)

         PwC billed AIM aggregate fees for professional services rendered for the 2002 fiscal year to AIM, or any affiliate that provided services to AIM Series Trust, as follows:

                                                         FINANCIAL
                                                    INFORMATION SYSTEMS
                                                        DESIGN AND
        TRUST AND FISCAL YEAR END                   IMPLEMENTATION FEES     ALL OTHER FEES**    TOTAL FEES
        -------------------------                   -------------------     ----------------    ----------
AIM Series Trust (12/31/02)....................             $0                 $346,364          $346,364

         ** As required by SEC rules, All Other Fees includes amounts paid to PwC by the Fund's advisor and other related entities that provide support for the operations of AIM Series Trust. All Other Fees include business advisory services performed for the selection of a transfer agent and its conversion. The services provided benefited many legal entities of AIM, including other funds within the AIM Fund complex.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISOR

         AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the investment advisor for the Funds.

ADMINISTRATOR

         AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the administrator for the Funds.

PRINCIPAL UNDERWRITER

         AIM Distributors, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the principal underwriter for the Funds.

OFFICERS OF THE TRUSTS

         Information regarding the current officers of the Trusts can be found in Exhibit C.

SECURITY OWNERSHIP OF MANAGEMENT

         Information regarding the ownership of each class of each Fund's shares by the trustees, nominees, and current executive officers of the Trusts can be found in Exhibit D.

OWNERSHIP OF SHARES

         A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of the Trusts owned 5% or more of any class of the outstanding shares of each Fund can be found in Exhibit E.

TRUSTEE OWNERSHIP OF FUND SHARES

         The dollar range of equity securities beneficially owned by each trustee and nominee as of December 31, 2002 (i) in each Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee and nominee within the AIM Funds complex can be found in Exhibit F.

                                   APPENDIX I

                                AIM ADVISOR FUNDS

                      AGREEMENT AND PLAN OF REORGANIZATION

         AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of July 30, 2003, by and between AIM Advisor Funds, a Delaware statutory trust ("AAF"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and AIM Investment Securities Funds, a Delaware statutory trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A.

                                   BACKGROUND

         AAF is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. AAF currently publicly offers shares of beneficial interest representing interests in two separate series portfolios. Each of these two series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

         The Board of Trustees of AAF has designated multiple classes of shares of beneficial interest that represent interests in each Current Fund. Each of these classes is listed on Schedule B to this Agreement and is referred to in this Agreement as a "Current Fund Class."

         The Board of Trustees of AAF has determined that it would be in the best interests of the shareholders of the Current Funds for the Current Funds to reorganize as investment portfolios of the Trust. In anticipation of such reorganization, the Board of Trustees of the Trust has established two additional series portfolios corresponding to the Current Funds (each a "New Fund"), and has designated multiple classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

         Each Current Fund desires to provide for its reorganization (each, a "Reorganization" and collectively, the "Reorganizations") through the transfer of all of its assets to the corresponding New Fund in exchange for the assumption by such New Fund of the liabilities of the corresponding Current Fund and the issuance by the Trust to such Current Fund of shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by a Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). Each Current Fund will then distribute the New Fund Shares it has received to its shareholders.

         The Reorganization of either Current Fund is not dependent upon the consummation of the Reorganization of the other Current Fund, so that the Reorganization of a Current Fund may be consummated even if the Reorganization of the other Current Fund is not consummated. For convenience, the balance of this Agreement refers only to a single Reorganization, but the terms and conditions hereof shall apply separately to each Reorganization and to the Current Fund and the corresponding New Fund participating therein, as applicable.

         The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by AAF, on its own behalf and on behalf of the Current Funds, and by the Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.

         NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.       DEFINITIONS.

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

         1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

         1.2 "Closing" shall mean the consummation of the transfer of Assets, assumption of Liabilities and issuance of shares described in Sections
2.1 and 2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

         1.3 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.4 "Current Fund" shall mean each of the two series portfolios of AAF as shown on Schedule A.

         1.5 "Current Fund Class" shall mean each class of shares of beneficial interest in a Current Fund as shown on Schedule B.

         1.6 "Current Fund Shares" shall mean the shares of a Current Fund outstanding immediately prior to the Reorganization.

         1.7      "Effective Time" shall have the meaning set forth in Section
3.1.

         1.8 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

         1.9 "New Fund" shall mean each of the two series portfolios of the Trust, one of which shall correspond to one of the Current Funds as shown on Schedule A.

         1.10 "New Fund Class" shall mean each class of shares of beneficial interest in a New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

         1.11 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund issued to a Current Fund hereunder.

         1.12     "Registration Statement" shall have the meaning set forth in
Section 5.4.

         1.13 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

         1.14     "SEC" shall mean the Securities and Exchange Commission.

         1.15 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

         1.16     "Shareholders Meeting" shall have the meaning set forth in
Section 5.1.

         1.17     "Transfer Agent" shall have the meaning set forth in Section
2.2.

         1.18 "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2.       PLAN OF REORGANIZATION.

         2.1 AAF agrees, on behalf of each Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of each New Fund, agrees in exchange therefor:

                  (a) to issue and deliver to the corresponding Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated on Schedule B equal to the number of full and fractional Current Fund Shares of each corresponding Current Fund Class designated on Schedule B; and

                  (b)      to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

         2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $1.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

         2.3 Following receipt of the required shareholder vote and as soon as reasonably practicable after the Closing, the status of each Current Fund as a designated series of AAF shall be terminated.

         2.4 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

         2.5 Any reporting responsibility of AAF or each Current Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

3.       CLOSING.

         3.1 The Closing shall occur at the principal office of AAF on October 29, 2003, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of AAF's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

         3.2 AAF or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. AAF shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

         3.3 AAF shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by AAF's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to AAF evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to AAF that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

         3.4 AAF and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.       REPRESENTATIONS AND WARRANTIES.

         4.1 AAF represents and warrants on its own behalf and on behalf of each Current Fund as follows:

                  (a) AAF is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the Office of the Secretary of State of Delaware;

                  (b) AAF is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

                  (c) Each Current Fund is a duly established and designated series of AAF;

                  (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

                  (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

                  (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

                  (g) During the five-year period ending on the date of the Reorganization, neither AAF nor any person related to AAF (as defined in Section 1.368-1(e)(3) of the Federal income tax regulations adopted pursuant to the Code without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of a Current Fund for consideration other than shares of such Current Fund, except for shares redeemed in the ordinary course of such Current Fund's business as an open-end investment company as required by the 1940 Act, or (ii) made distributions with respect to a Current Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in such Current Fund at the Effective Time. There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of AAF's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. AAF does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, AAF is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

                  (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

                  (i) AAF is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

                  (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as a series of an open-end diversified management investment company operating under the 1940 Act;

                  (k) At the Effective Time, the performance of this Agreement with respect to a particular Current Fund shall have been duly authorized by all necessary action by that Current Fund's shareholders;

                  (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

                  (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and

                  (n) The total adjusted basis of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred assets are subject.

         4.2 The Trust represents and warrants on its own behalf and on behalf of each New Fund as follows:

                  (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

                  (b) The Trust is duly registered as an open-end management investment company under the 1940 Act. At the Effective Time, the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement shall be duly registered under the Securities Act of 1933 by a Registration Statement filed with the SEC;

                  (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

                  (d) No New Fund has commenced operations nor will it commence operations until after the Closing;

                  (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in Section 5.2;

                  (f) No consideration other than New Fund Shares (and each New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

                  (g) The New Fund Shares to be issued and delivered to each corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and nonassessable;

                  (h) Each New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

                  (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of such business or to the extent necessary to comply with its legal obligation under
         Section 22(e) of the 1940 Act;

                  (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a

         RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets, provided, however that this Section 4.2(j) shall not preclude any of the combinations of funds set forth on Schedule C to this Agreement; and

                  (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or statutory trust or "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization, provided, however that this Section 4.2(k) shall not preclude any of the combinations of Funds set forth on Schedule C.

         4.3 Each of AAF and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

                  (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

                  (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

                  (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

                  (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and

                  (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and
         (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5.       COVENANTS.

         5.1 As soon as practicable after the date of this Agreement, AAF shall call a meeting of the shareholders of the Current Funds (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the sale of each Current Fund's assets and the termination of each Current Fund as a designated series of AAF. The Board of Trustees of AAF shall recommend that shareholders approve this Agreement and, in connection therewith, the sale of each Current Fund's assets and the termination of each Current Fund as a designated series of AAF. Approval of this Agreement by the shareholders of a Current Fund will authorize AAF, and AAF hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3 for the corresponding New Fund.

         5.2 Prior to the Closing, AAF shall acquire one New Fund Share in each New Fund Class of each New Fund for the purpose of enabling AAF to elect AAF's trustees as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in Section 5.3.

         5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, if applicable, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement, and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-l of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by AAF as the sole shareholder of each New Fund.

         5.4 AAF or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Trust's Registration Statement on Form N-lA under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), which (i) will contain such amendments to such Registration Statement as are determined by the Trust to be necessary and appropriate to effect the Reorganization and (ii) will register the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective prior to the Closing.

6.       CONDITIONS PRECEDENT.

         The obligations of AAF, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

         6.1 The shareholders of that Current Fund shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

         6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either AAF or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either AAF or the Trust may for itself waive any of such conditions.

         6.3 Each of AAF and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that AAF and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                  (a) The Reorganization will constitute a "reorganization" within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                  (b) No gain or loss will be recognized to a Current Fund on the transfer of its Assets to the corresponding New Fund in exchange solely for the New Fund's New Fund Shares and the New Fund's assumption of the Current Fund's Liabilities or on the subsequent distribution of those New Fund Shares to its Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

                  (c) No gain or loss will be recognized to a New Fund on its receipt of the corresponding Current Fund's Assets in exchange for New Fund Shares and its assumption of the Current Fund's Liabilities;

                  (d) Each New Fund's basis for the corresponding Current Fund's Assets will be the same as the basis thereof in the Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for those Assets will include the Current Fund's holding period therefor;

                  (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

                  (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for such Current Fund Shares, provided that such Current Fund Shares are held as capital assets by the Shareholder at the Effective Time.

         6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

         At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1 and 6.3) may be waived by the trustees of either AAF or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's Shareholders.

7.       EXPENSES.

         Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8.       ENTIRE AGREEMENT.

         Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9.       AMENDMENT.

         This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval with respect to a Current Fund by the shareholders of that Current Fund, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the shareholders' interests.

10.      TERMINATION.

         This Agreement may be terminated with respect to a Current Fund at any time at or prior to the Effective Time, whether before or after approval by the shareholders of that Current Fund:

         10.1 By either AAF or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2003; or

         10.2     By the parties' mutual agreement.

         Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either AAF or the Trust or any Current Fund or corresponding New Fund, to the other.

11.      MISCELLANEOUS.

         11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

         11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

         11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. The liabilities and obligations of the Trust pursuant to this Agreement shall be enforceable against the assets of the New Funds only and not against the assets of the Trust generally.

         IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                                     AIM ADVISOR FUNDS, on behalf of each
                                            of its series listed in Schedule A

_________________________________           By: ________________________________
                                            Title: _____________________________

Attest: AIM INVESTMENT SECURITIES FUNDS, on behalf of each of its series listed in Schedule A

_________________________________           By: ________________________________
                                            Title: _____________________________

                                   SCHEDULE A

   SERIES OF AIM ADVISOR FUNDS            CORRESPONDING SERIES OF AIM INVESTMENT
     (EACH A "CURRENT FUND")               SECURITIES FUNDS (EACH A "NEW FUND")
     -----------------------               ------------------------------------
AIM International Core Equity Fund          AIM International Core Equity Fund
AIM Real Estate Fund                        AIM Real Estate Fund

                                   SCHEDULE B

  CLASSES OF EACH CURRENT FUND                           CORRESPONDING CLASSES OF EACH NEW FUND
  ----------------------------                           --------------------------------------
AIM International Core Equity Fund                           AIM International Core Equity Fund
     Class A Shares                                               Class A Shares
     Class B Shares                                               Class B Shares
     Class C Shares                                               Class C Shares
     Class R Shares                                               Class R Shares
AIM Real Estate Fund                                         AIM Real Estate Fund
     Class A Shares                                               Class A Shares
     Class B Shares                                               Class B Shares
     Class C Shares                                               Class C Shares

                                   SCHEDULE C

PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO International Blue Chip Value
Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science and Technology Fund into INVESCO Technology Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value Fund

AIM Premier Equity Fund II into AIM Premier Equity Fund

                                    EXHIBIT A

                           SHARES OF AIM ADVISOR FUNDS
                          OUTSTANDING ON JULY 25, 2003

                                                                                   NUMBER OF SHARES
                                                                                   OUTSTANDING ON
                        NAME OF FUND (CLASS)                                       JULY 25, 2003
                        --------------------                                       -------------
AIM International Core Equity Fund
     Class A ..............................................................
     Class B...............................................................
     Class C...............................................................
     Class R...............................................................

AIM Real Estate Fund
     Class A ..............................................................
     Class B...............................................................
     Class C...............................................................

                           SHARES OF AIM SERIES TRUST
                          OUTSTANDING ON JULY 25, 2003

                                                                                   NUMBER OF SHARES
                                                                                   OUTSTANDING ON
                        NAME OF FUND (CLASS)                                       JULY 25, 2003
                        --------------------                                       -------------
AIM Global Trends Fund
     Class A...............................................................
     Class B...............................................................
     Class C...............................................................

                                    EXHIBIT B

                           TRUSTEE COMPENSATION TABLE

         Set forth below is information regarding compensation paid or accrued for each trustee of each Trust who was not affiliated with AIM during the year ended December 31, 2002.

                               AGGREGATE
                           COMPENSATION FROM
                                TRUST(1)
                           -----------------
                            AIM         AIM       RETIREMENT BENEFITS
                          ADVISOR      SERIES     ACCRUED BY ALL AIM     ESTIMATED ANNUAL BENEFITS   TOTAL COMPENSATION FROM ALL
 NAME OF TRUSTEE           FUNDS       TRUST           FUNDS(2)              UPON RETIREMENT(3)             AIM FUNDS(4)
 ---------------           -----       -----           --------              ------------------             ------------
Frank S. Bayley           $1,491       $940           $142,800                   $90,000                    $150,000
Bruce L. Crockett          1,904        933             50,132                    90,000                     149,000
Owen Daly II(5)              840        -0-             40,045                    75,000                        -0-
Albert R. Dowden           1,904        940             57,955                    90,000                     150,000
Edward K. Dunn, Jr.        1,904        933             94,149                    90,000                     149,000
Jack M. Fields             1.897        940             29,153                    90,000                     153,000
Carl Frischling(6)         1,897        940             74,511                    90,000                     150,000
Prema Mathai-Davis         1,904        940             33,931                    90,000                     150,000
Lewis F. Pennock           1,953        965             54,802                    90,000                     154,000
Ruth H. Quigley            1,498        940            142,502                    90,000                     153,000
Louis S. Sklar             1,953        959             78,500                    90,000                     153,000

(1) Amounts shown for AIM Advisor Funds are based on the fiscal year ended July 31, 2002. The total amount of compensation deferred by all trustees of AIM Advisor Funds, during the fiscal year ended July 31, 2002, including earnings, was $10,027. The total amount of compensation deferred by all trustees of AIM Series Trust during the fiscal year ended December 31, 2002, including earnings, was $4,014.

(2) During the fiscal year ended July 31, 2002, the total amount of expenses allocated to AIM Advisor Funds in respect of such retirement benefits was $219. During the fiscal year ended December 31, 2002, the total amount of expenses allocated to AIM Series Trust in respect of such retirement benefits was $560.

(3) Amounts shown assume each trustee serves until his or her normal retirement date.

(4) All trustees currently serve as directors or trustees of 17 registered investment companies advised by AIM.

(5)      Mr. Daly was a trustee until December 31, 2001, when he retired.

(6) During the fiscal year ended July 31, 2002, AIM Advisor Funds paid $6,079 in legal fees to Kramer Levin Naftalis & Frankel LLP ("Kramer Levin") for services rendered by such firm as counsel to the independent trustees of such Trust. During the fiscal year ended December 31, 2002, AIM Series Trust paid $2,925 in legal fees to Kramer Levin for services rendered by such firm as counsel to the independent trustees of such Trust. Mr. Frischling is a partner of Kramer Levin.

                                    EXHIBIT C

                               OFFICERS OF TRUSTS

         The following table provides information with respect to the current officers of each Trust. Each officer is elected by each Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by a Board. The business address of each of the following persons is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

NAME, YEAR OF BIRTH AND POSITION(S)          OFFICER
          HELD WITH TRUST                     SINCE                        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------          -------              ---------------------------------------------------------------
Robert H. Graham - 1946                       1997*               Director and Chairman, A I M Management Group Inc.
Chairman and President                        1998**              (financial services holding company); and Director and Vice
                                                                  Chairman, AMVESCAP PLC (parent of AIM and a global investment management firm) and Chairman, AMVESCAP PLC - AIM Division;
                                                                  formerly, President and Chief Executive Officer, A I M
                                                                  Management Group Inc.; Director, Chairman and President, A I M
                                                                  Advisors, Inc. (registered investment advisor); Director and
                                                                  Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer),
                                                                  A I M Fund Services, Inc. (registered transfer agent), and Fund
                                                                  Management Company (registered broker dealer); and Chief
                                                                  Executive Officer, AMVESCAP PLC - Managed Products

Mark H. Williamson - 1951                     2003***             Director, President and Chief Executive Officer, A I M
Executive Vice President                                          Management Group Inc.; Director, Chairman and President, A I
                                                                  M Advisors, Inc. (registered investment advisor); Director, A I
                                                                  M Distributors, Inc. (registered broker dealer); and Chief
                                                                  Executive Officer of the AIM Division of AMVESCAP
                                                                  PLC (2003-present); formerly, Chief Executive Officer, Managed
                                                                  Products Division, AMVESCAP PLC (2001-2002); Chairman of
                                                                  the Board (1998-2002), President (1998-2002) and Chief Executive
                                                                  Officer (1998-2002) of INVESCO Funds Group, Inc. (registered investment advisor) and INVESCO Distributors, Inc.
                                                                  (registered broker dealer); Chief Operating Officer and Chairman of the Board of INVESCO Global Health Sciences Fund; Chairman and
                                                                  Chief Executive Officer of NationsBanc Advisors, Inc.; and
                                                                  Chairman of NationsBanc Investments, Inc.

Kevin M. Carome - 1956                        2003***             Director, Senior Vice President and General Counsel, A I M
Senior Vice President                                             Management Group Inc. (financial services holding company)
                                                                  and A I M Advisors, Inc.; and Vice President, A I M Capital
                                                                  Management, Inc., A I M Distributors, Inc. and A I M Fund
                                                                  Services; Director, Vice President and General Counsel, Fund
                                                                  Management Company

*   Denotes service as officer of AIM Advisor Funds.

**  Denotes service as officer of AIM Series Trust.

*** Denotes service as officer of both AIM Advisor Funds and AIM Series Trust.

NAME, YEAR OF BIRTH AND POSITION(s)          OFFICER
          HELD WITH TRUST                     SINCE                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------          -------          ---------------------------------------------------------------
Gary T. Crum - 1947                           1997*           Director, Chairman and Director of Investments, A I M
Senior Vice President                         1998**          Capital Management, Inc.; Director and Executive Vice
                                                              President, A I M Management Group, Inc.; Director and Senior
                                                              Vice President, A I M Advisors, Inc.; and Director, A I M
                                                              Distributors, Inc. and AMVESCAP PLC; formerly Chief
                                                              Executive Officer and President, A I M Capital Management,
                                                              Inc.

Robert G. Alley - 1948                        1997*           Managing Director and Chief Fixed Income Officer, A I M
Vice President                                                Capital Management, Inc. and Vice President, A I M Advisors,
                                                              Inc.

Stuart W. Coco - 1955                         1997*           Managing Director and Chief Research Officer - Fixed Income,
Vice President                                2002**          A I M Capital Management, Inc.; and Vice President, A I M
                                                              Advisors, Inc.

Melville B. Cox - 1943                        1997*           Vice President and Chief Compliance Officer, A I M
Vice President                                1998**          Advisors, Inc. and A I M Capital Management, Inc.; and Vice
                                                              President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960                      1997***         Managing Director and Chief Cash Management Officer, A I M
                                                              Capital Management, Inc.; Director and President, Fund
                                                              Management Company; and Vice President, A I M Advisors, Inc.

Edgar M. Larsen - 1940                        1999*           Vice President, A I M Advisors, Inc.; and President, Chief
Vice President                                2002**          Executive Officer and Chief Investment Officer, A I M
                                                              Capital Management, Inc.

Dana R. Sutton - 1959                         1997*           Vice President and Fund Treasurer, A I M Advisors, Inc.
Vice President and Treasurer                  1998**

Nancy L. Martin - 1957                        2003***         Vice President, A I M Advisors, Inc.; and Vice President
Secretary                                                     and General Counsel, A I M Capital Management, Inc.

*   Denotes service as officer of AIM Advisor Funds.

**  Denotes service as officer of AIM Series Trust.

*** Denotes service as officer of both AIM Advisor Funds and AIM Series Trust.

                                    EXHIBIT D

                        SECURITY OWNERSHIP OF MANAGEMENT

         To the best knowledge of the Trusts, the following table sets forth certain information regarding the ownership, as of July 25, 2003, of shares of beneficial interest of each class of each of the Funds by the trustees, nominees, and current executive officers of the Trusts. No information is given as to a Fund or a class if a trustee, nominee or current executive officer held no shares of any or all classes of such Fund as of July 25, 2003.

                                                                NUMBER OF SHARES OF THE FUNDS           PERCENT OF
    NAME OF TRUSTEE/NOMINEE/OFFICER         FUND AND CLASS            OWNED BENEFICIALLY                   CLASS*
    -------------------------------         --------------            ------------------                   ------
Frank S. Bayley..........................

Bruce L. Crockett........................

Albert R. Dowden.........................

Edward K. Dunn, Jr.......................

Jack M. Fields...........................

Carl Frischling..........................

Robert H. Graham.........................

Prema Mathai-Davis.......................

Lewis F. Pennock.........................

Ruth H. Quigley..........................

Louis S. Sklar...........................

Mark H. Williamson.......................

Bob R. Baker.............................

James T. Bunch...........................

Gerald J. Lewis..........................

Larry Soll, Ph.D.........................

Kevin M. Carome..........................

Gary T. Crum.............................

Robert G. Alley..........................

Stuart W. Coco...........................

Melville B. Cox..........................

Edgar M. Larsen..........................

Karen Dunn Kelley........................

Dana R. Sutton...........................

Nancy L. Martin..........................

All trustees, nominees, and current
executive officers as a group............

* To the best knowledge of each Trust, the ownership of shares of each series portfolio of each Trust by trustees, nominees and current executive officers of each Trust as a group constituted less than 1% of each class of each series portfolio of the Trusts as of July 25, 2003. [NEED TO CONFIRM].

                                    EXHIBIT E

                        OWNERSHIP OF SHARES OF THE FUNDS

SIGNIFICANT HOLDERS

         Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Trusts owned 5% or more of any class of the outstanding shares of a Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                         NAME AND ADDRESS OF RECORD     NUMBER OF SHARES OWNED OF        PERCENT OF CLASS OWNED
    FUND (CLASS)                    OWNER                     RECORD                          OF RECORD*
    ------------                    -----                     ------                          ----------

----------------------
* The Trust have no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                    EXHIBIT F

                        TRUSTEE OWNERSHIP OF FUND SHARES

         Set forth below is the dollar range of equity securities beneficially owned by each trustee and nominee as of December 31, 2002 (i) in each Fund and
(ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex.

                                                                                    DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES PER FUND

                                                                                      INTERESTED TRUSTEES
                                                                                      -------------------

                                                                         ROBERT H. GRAHAM        MARK H. WILLIAMSON
                                                                         ----------------        ------------------
AIM ADVISOR FUNDS
     AIM Real Estate Fund                                                      None                     None

AIM SERIES TRUST
     AIM Global Trends Fund                                                    None                     None

Aggregate Dollar Range of Equity                                          Over $100,000           $10,001-$50,000
Securities in All Registered Investment
Companies Overseen By Trustee in the
AIM Funds Complex

                                                                              DOLLAR RANGE OF EQUITY SECURITIES PER FUND

                                                                                         INDEPENDENT TRUSTEES
                                                                                         --------------------

                                                                  FRANK S.     BRUCE L.      ALBERT R.   EDWARD K.       JACK M.
                                                                  BAYLEY       CROCKETT      DOWDEN      DUNN, JR.(1)    FIELDS(1)
                                                                  ------       --------      ------      ------------    ---------
AIM ADVISOR FUNDS
     AIM Real Estate Fund                                            None         None         None           None          None

AIM SERIES TRUST
     AIM Global Trends Fund                                          None         None         None           None          None

Aggregate Dollar Range of Equity                                  $ 10,001-    $ 1-         $ 50,001-         Over          Over
Securities in All Registered Investment                           $ 50,000     $10,000      $ 100,000    $  100,000      $100,000
Companies Overseen By Trustee in the
AIM Funds Complex

                                                                                        INDEPENDENT TRUSTEES
                                                                                        --------------------
                                                                                     PREMA
                                                                        CARL         MATHAI-     LEWIS F.     RUTH H.       LOUIS S.
                                                                    FRISCHLING(1)    DAVIS(1)    PENNOCK      QUIGLEY       SKLAR(1)
                                                                    -------------    --------    -------      -------       --------
AIM ADVISOR FUNDS
     AIM Real Estate Fund                                               None          None          None          None        None

AIM SERIES TRUST
     AIM Global Trends Fund                                             None          None          None          None        None

Aggregate Dollar Range of Equity                                        Over          Over        $ 50,001-    $ 1-           Over
Securities in All Registered Investment                              $100,000       $100,000      $100,000     $10,000      $100,000
Companies Overseen By Trustee in the
AIM Funds Complex

-----------------------
       (1) Amounts shown include the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                                             DOLLAR RANGE OF EQUITY SECURITIES PER FUND

                                                                        INDEPENDENT NOMINEES
                                                                        --------------------
                                                   BOB R.              JAMES T.        GERALD J.       LARRY SOLL,
                                                   BAKER                BUNCH           LEWIS             PH.D.
                                                   -----                -----           -----             -----
AIM ADVISOR FUNDS
     AIM Real Estate Fund                           None                None            None               None

AIM SERIES TRUST
     AIM Global Trends Fund                         None                None            None               None

Aggregate Dollar Range of Equity                    None                None            None               None
Securities in All Registered Investment
Companies Overseen By Trustee in the
AIM Funds Complex

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!



    VOTING BY TELEPHONE                             VOTING BY INTERNET                               VOTING BY MAIL
                                               Follow these six easy steps:                  Follow these three easy steps:
Follow these four easy steps:                  1. Read the accompanying Proxy                1. Read the accompanying Proxy
1.  Read the accompanying Proxy                   Statement and Proxy Card.                     Statement and Proxy Card.
    Statement and Proxy Card.                  2. Go to the Web site                         2. Please mark, sign and date
2.  Call the toll-free number                     www.aiminvestments.com.                       your Proxy Card.
    1-888-221-0697.                            3. Click on the My Account tab.               3. Return the Proxy Card in the
3.  Enter your Control Number listed           4. Click on the 2003 Proxy Information           postage-paid envelope provided or
    on the Proxy Card.                            link.                                         return it to Proxy Tabulator, P.O.
4.  Follow the recorded instructions.          5. Follow the instructions provided.             Box 9123, Hingham, MA 02043-9723.
                                               6. Enter your Control Number listed on
                                                  the Proxy Card.

   DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.


               --------------------------------------------------
                CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING.
                   EACH PROXY CARD HAS ITS OWN CONTROL NUMBER.

                   ****CONTROL NUMBER: 999 999 999 999 99****
               --------------------------------------------------


         o Please fold and detach card at perforation before mailing. o


PROXY CARD                                                          PROXY CARD

             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                                       OF

                              AIM REAL ESTATE FUND

                       (A PORTFOLIO OF AIM ADVISOR FUNDS)

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF THE PROPOSAL.

                                       o PROXY MUST BE SIGNED AND DATED BELOW.

                                       Dated ____________________ 2003

                                    -------------------------------------------

                                    -------------------------------------------
                                          Signature(s) (if held jointly)

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         o Please fold and detach card at perforation before mailing. o

   o PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. o PLEASE DO NOT USE FINE POINT PENS.

                                                                  PLEASE MARK
                                                               X  VOTE AS IN
                                                                  THIS EXAMPLE.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.


1. To elect sixteen individuals to the Board of AIM Advisor Funds, each of whom                                WITHHOLD
   will serve until his or her successor is elected and qualified:                                   FOR      AUTHORITY     FOR ALL
                                                                                                     ALL  FOR ALL NOMINEES  EXCEPT
   01  Bob R. Baker       05  Albert R. Dowden     09  Robert H. Graham    13  Ruth H. Quigley
   02  Frank S. Bayley    06  Edward K. Dunn, Jr.  10  Gerald J. Lewis     14  Louis S. Sklar        [ ]         [ ]         [ ]
   03  James T. Bunch     07  Jack M. Fields       11  Prema Mathai-Davis  15  Larry Soll, Ph.D.
   04  Bruce L. Crockett  08  Carl Frischling      12  Lewis F. Pennock    16  Mark H. Williamson

--------------------------------------------------------------------------------

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND WRITE THE NOMINEE'S NUMBER ON THE LINE PROVIDED.


                                                                                                     FOR       AGAINST     ABSTAIN
2. Approve an Agreement and Plan of Reorganization which provides for the                            [ ]         [ ]         [ ]
   restructuring of AIM Real Estate Fund and AIM Advisor Funds' other series portfolio, AIM International Core Equity Fund, as new series portfolios of
   AIM Investment Securities Funds, an existing open-end management investment company organized as a Delaware statutory trust and, in connection therewith, the sale of all of AIM Real Estate Fund's assets and the termination of AIM Real Estate Fund as a designated series of AIM Advisor
   Funds.

   IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

      VOTING BY TELEPHONE                           VOTING BY INTERNET                              VOTING BY MAIL
                                              Follow these six easy steps:                  Follow these three easy steps:
Follow these four easy steps:                 1.  Read the accompanying Proxy               1.  Read the accompanying Proxy
1.  Read the accompanying Proxy                   Statement and Proxy Card.                     Statement and Proxy Card.
    Statement and Proxy Card.                 2.  Go to the Web site                        2.  Please mark, sign and date
2.  Call the toll-free number                     www.aiminvestments.com.                       your Proxy Card.
    1-888-221-0697.                           3.  Click on the My Account tab.              3.  Return the Proxy Card in the
3.  Enter your Control Number listed          4.  Click on the 2003 Proxy Information           postage-paid envelope provided or
    on the Proxy Card.                            link.                                         return it to Proxy Tabulator, P.O.
4.  Follow the recorded instructions.         5.  Follow the instructions provided.             Box 9123, Hingham, MA 02043-9723.
                                              6.  Enter your Control Number listed on
                                                  the Proxy Card.

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

               --------------------------------------------------
                CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING.
                   EACH PROXY CARD HAS ITS OWN CONTROL NUMBER.

                   ****CONTROL NUMBER: 999 999 999 999 99****
               --------------------------------------------------

        -- Please fold and detach card at perforation before mailing. --


PROXY CARD                                                           PROXY CARD

             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                                       OF

                             AIM GLOBAL TRENDS FUND

                       (A PORTFOLIO OF AIM SERIES TRUST)

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF THE PROPOSAL.

                                    -- PROXY MUST BE SIGNED AND DATED BELOW.

                                    Dated ____________________ 2003


                                    -------------------------------------------


                                    -------------------------------------------
                                           Signature(s) (if held jointly)

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         o Please fold and detach card at perforation before mailing. o

 -- PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. --
    PLEASE DO NOT USE FINE POINT PENS.

                                                                   PLEASE MARK
                                                              [X]  VOTE AS IN
                                                                   THIS EXAMPLE.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

1. To elect sixteen individuals to the Board of AIM Series Trust, each of whom                                WITHHOLD
   will serve until his or her successor is elected and qualified:                                   FOR      AUTHORITY     FOR ALL
                                                                                                     ALL  FOR ALL NOMINEES  EXCEPT
   01  Bob R. Baker       05  Albert R. Dowden     09  Robert H. Graham    13  Ruth H. Quigley
   02  Frank S. Bayley    06  Edward K. Dunn, Jr.  10  Gerald J. Lewis     14  Louis S. Sklar        [ ]         [ ]         [ ]
   03  James T. Bunch     07  Jack M. Fields       11  Prema Mathai-Davis  15  Larry Soll, Ph.D.
   04  Bruce L. Crockett  08  Carl Frischling      12  Lewis F. Pennock    16  Mark H. Williamson

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND WRITE THE NOMINEE'S NUMBER ON THE LINE PROVIDED.


--------------------------------------------------------------------------------
                                                                                                     FOR       AGAINST     ABSTAIN
2. Approve an Agreement and Plan of Reorganization which provides for the
   restructuring of AIM Global Trends Fund as a new series portfolio of AIM                          [ ]         [ ]         [ ]
   Growth Series, an existing open-end management investment company organized as a Delaware statutory trust and, in connection therewith, the sale of all of AIM Global Trends Fund's assets and the termination AIM Global Trends
   Fund as a designated series of AIM Series Trust.

   IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.